UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 4)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2011

ADVENTRX Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12390 El Camino Real, Suite 150, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 552-0866

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 8, 2011, ADVENTRX Pharmaceuticals, Inc. (the “Company”) completed its acquisition of SynthRx, Inc. (“SynthRx”) pursuant to the terms of the Agreement and Plan of Merger dated February 12, 2011, by and among the Company, SRX Acquisition Corporation, a wholly owned subsidiary of the Company, SynthRx and, solely with respect to Sections 2 and 8 of the agreement, an individual who was a principal stockholder of SynthRx, and SynthRx became a wholly owned subsidiary of the Company. The Company’s acquisition of SynthRx and related matters were reported in the Company’s Current Report on Form 8-K filed on April 11, 2011 (the “Original Current Report”) and the financial statements of SynthRx and the pro forma financial information required by Item 9.01(a)(1) and (b)(1) of Form 8-K were reported in the Company’s Amendment No. 1 to the Original Current Report filed on June 3, 2011 (“Amendment No. 1”). On October 25, 2011, the Company filed Amendment No. 2 to the Original Current Report (“Amendment No. 2”) to provide the financial statements of SynthRx for the three months ended March 31, 2011 and unaudited pro forma condensed combined financial information for the six months ended June 30, 2011. On November 9, 2011, the Company filed Amendment No. 3 to the Original Current Report (“Amendment No. 3”) to provide unaudited pro forma condensed combined financial information for the nine months ended September 30, 2011.

The Company is filing this Amendment No. 4 to the Original Current Report to provide unaudited pro forma condensed combined financial information for the year ended December 31, 2011. In addition, the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed on March 8, 2012, includes estimated fair values, as of December 31, 2011, of net tangible and intangible assets acquired and liabilities assumed in the SynthRx acquisition, which supersede the preliminary estimated fair values of such assets and liabilities included in Exhibit 99.3, which was filed with Amendment No. 1. Except as described above, all information in and exhibits to the Original Current Report, Amendment No. 1, Amendment No. 2 and Amendment No. 3 remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is attached as Exhibit 99.7 to this report and is incorporated herein by reference:

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, and the notes related thereto

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX PHARMACEUTICALS, INC.

Dated: March 8, 2012	By:	/s/ Patrick L. Keran
		Name:	Patrick L. Keran
		Title:	President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

2.1*(1)	Agreement and Plan of Merger, dated February 12, 2011, by and among the registrant, SRX Acquisition Corporation, SynthRx, Inc. and, solely with respect to Sections 2 and 8, the Stockholders’ Agent

10.1*(1)	Stockholders’ Voting and Transfer Restriction Agreement, dated February 12, 2011, by and among the registrant, each of the principal stockholders of SynthRx, Inc. and, solely with respect to Section 3(c), the Stockholders’ Agent

10.2*(1)	License Agreement, dated June 8, 2004, between SynthRx, Inc. and CytRx Corporation, as amended by that certain Letter Agreement Re: Amendment to License Agreement, dated August 3, 2006, and that certain Agreement and Amendment No. 2 to License Agreement, dated December 1, 2010

23.1(2)	Consent of J.H. Cohn LLP

99.1(1)	Press Release issued by ADVENTRX Pharmaceuticals, Inc. on April 11, 2011

99.2(2)	Audited balance sheets of SynthRx, Inc. (a development stage enterprise) as of December 31, 2010 and 2009 and the related audited statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from inception (January 12, 2004) through December 31, 2010, and the notes related thereto

99.3(2)	Unaudited pro forma condensed combined balance sheet as of December 31, 2010 and the related unaudited pro forma condensed combined statement of operations for the year then ended, and the notes related thereto

99.4(3)	Balance sheet (unaudited) of SynthRx, Inc. (a development stage enterprise) as of March 31, 2011 and the related statements of operations and cash flows (unaudited) for the three months ended March 31, 2011 and 2010, and the period from inception (January 12, 2004) through March 31, 2011, and the notes related thereto

99.5(3)	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2011, and the notes related thereto

99.6(4)	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2011, and the notes related thereto

99.7	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011, and the notes related thereto

*	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Confidential treatment of such confidential portions was requested by the registrant under Rule 24b-2 under the Securities Exchange Act of 1934, as amended, and has been granted by order of the U.S. Securities and Exchange Commission dated June 6, 2011.
(1)	Filed with the registrant’s Current Report on Form 8-K on April 11, 2011 (SEC file number 001-32157-11752769)
(2)	Filed with the registrant’s Amendment No. 1 to Current Report on Form 8-K on June 3, 2011 (SEC file number 001-32157-1189227)
(3)	Filed with the registrant’s Amendment No. 2 to Current Report on Form 8-K on October 25, 2011 (SEC file number 001-32157-111157223)
(4)	Filed with the registrant’s Amendment No. 3 to Current Report on Form 8-K on November 9, 2011 (SEC file number 001-32157- 111191884)